SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                                      FORM 8-K/A
                                  (AMENDMENT NO. 3)

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of Earliest Event Reported) --  May 5, 1998
                                                             -------------


                             AMERICAN ELECTROMEDICS CORP.
          -----------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


                Delaware                0-9922                 04-2608713
          -------------------    --------------------        -------------
               (State or             (Commission             (IRS Employer
           other jurisdiction        File Number)            Identification
            of Incorporation)                                     No.)


           13 Columbia Drive, Suite 5,  Amherst, New Hampshire       03031
          -----------------------------------------------------------------
           (Address of principal executive offices)              (zip code)


     Registrant's telephone number, including area code  --  (603) 880-6300
                                                             --------------

                                   Not Applicable
          -----------------------------------------------------------------
            (Former Name or Former Address, if changed since last report)

               The purpose of this Amendment is to replace the accountant's reports in Item 7(a)(iii) and to amend Item 7(b) in its entirety to read as set forth herein.

          Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                   -----------------------------------------------------
                   AND EXHIBITS
                   ------------

               On June 5, 1998, American Electromedics Corp., a Delaware corporation (the "Company") filed a Form 8-K to report the acquisition of Dynamic Dental Systems, Inc. ("Dynamic") and Equidyne Systems, Incorporated ("Equidyne"). The financial statements required to be filed under Item 7(a) and (b) of such Form 8-K were to be filed thereafter by amendment. Amendment No. 1 to the Form 8-K included the following: (1) financial statements of Dynamic, (ii) financial statements of Equidyne,
          (iii) financial statements of Rosch GmbH Medizintechnik ("Rosch GmbH"), (iv) the Company's pro forma financial statements reflecting the acquisition of Dynamic and Equidyne, and (v) the Company's pro forma financial statements reflecting the Rosch GmbH acquisition.

               This Amendment No. 3 amends the financial statements.

                                                                    Page
                                                                    ----

               (a)(iii)  Financial Statements of Rosch GmbH
                         Medizintechnik

                         Balance Sheet as of July 31, 1997             4

                         Statement of Operations for the seven
                         months ended July 31, 1997                    5

                         Audit Report of Wilhelm T. J. Hagen           6

                         Balance Sheet as of December 31, 1996         7

                         Statement of Operations for the year
                         ended December 31, 1997                       8

                         Audit Report of Wilhelm T. J. Hagen           9

               (b)(i)    Pro Forma Financial Statements (the
                         Company, Equidyne and Dynamic)

                         Pro Forma Combined Condensed Financial
                         Statements                                   10

                         Pro Forma Combined Condensed Balance
                         Sheet as of April 30, 1998                   11

                         Pro Forma Combined Condensed Statement
                         of Operations for the nine months ended
                         April 30, 1998                               13

                         Pro Forma Combined Condensed Statement
                         of Operations for the year ended
                         July 31, 1997                                14

               (b)(ii)   Pro Forma Financial Statements (the
                         Company and Rosch GmbH)

                         Pro Forma Combined Condensed Financial
                         Statements                                   15

                         Pro Forma Combined Condensed Balance
                         Sheet as of October 31, 1997                 16

                         Pro Forma Combined Condensed Statement
                         of Operations for the three months
                         ended October 31, 1997                       17

                         Pro Forma Combined Condensed Statement
                         of Operations for the year ended July
                         31, 1997                                     18

                         Signature                                    19

          (a)(iii)  Financial Statements of Rosch GmbH Medizintechnik.

                              ROSCH GMBH MEDIZINTECHNIK
                                    BALANCE SHEET
                              (VALUES IN DEUTSCHE MARKS)





                                                        JULY 31, 1997
                                                        -------------
           ASSETS
           ------
                      Current assets:
                      Cash & cash equivalents              114,428.91  DM
                      Accounts receivable                1,788,777.45
                      Inventories                        1,807,507.00
                                                         ------------
                           Total current assets          3,710,713.36

                      Property and equipment, net          387,889.61
                      Other assets                         764,861.72
                                                         ------------
                           Total assets                  4,863,464.69  DM
                                                         ============


           LIABILITIES & STOCKHOLDERS' EQUITY
           ----------------------------------
                      Current liabilities:
                      Accounts payable                   2,380,915.40  DM
                      Accrued liabilities                  238,159.63
                      Other liabilities                    483,874.86
                                                         ------------
                           Total current liabilities     3,102,949.89

                      Long term debt                     1,353,483.00


                      Stockholders' Equity:
                      Capital stock                         50,000.00
                      Retained earnings                    357,031.80
                                                         ------------
                           Total stockholders'             407,031.80
                           equity

           Total liabilities and stockholders' equity    4,863,464.69  DM
                                                         ============

                              ROSCH GMBH MEDIZINTECHNIK
                               STATEMENT OF OPERATIONS
                              (VALUES IN DEUTSCHE MARKS)



                                               SEVEN MONTHS ENDED
                                                    JULY 31, 1997
                                               ------------------

           Net sales                                 4,720,424.91DM
           Cost of goods sold                        3,111,813.11
                                                 ----------------
           Gross profit                              1,608,611.80

           Selling, general and
            administrative                           1,615,716.51
                                                 ----------------
                Total operating expense              1,615,716.51

           Loss before taxes and interest              (7,104.71)

           Interest income/(expense)                    71,510.73
           Other income/(expense)                     (97,624.57)
                                                 ----------------


           Earnings after taxes and interest            19,009.13DM
                                                 ================

                                     Audit Report
                              Rosch GmbH Medizintechnik
                                   Berlin, Germany


          I have examined the Annual Report, the Accounts and the Administration by the General Manager for the period January 01, 1997 to July 31, 1997. The examination was carried out in accordance with generally accepted auditing standards.

          The Annual Report has been carried out in compliance with the U.S. generally accepted accounting principles.

          I recommend

          that the Income Statement and the Balance Sheet be adopted that the earnings be disposed of as proposed in the Report of the General Manager that the General Manager be discharged from liability for the fiscal year January 01, 1997 to July 31, 1997.

          Dessau, Germany, September 09, 1998



          Wilhelm T. J. Hagen

          [Seal of Wilhelm T. J. Hagen]

                              ROSCH GMBH MEDIZINTECHNIK
                                    BALANCE SHEET
                              (VALUES IN DEUTSCHE MARKS)





                                                   DECEMBER 31, 1996
                                                   -----------------
           ASSETS
           ------
                      Current assets:
                      Cash & cash equivalents              56,616.87 DM
                      Accounts receivable                 976,370.08
                      Inventories                       1,240,317.16
                                                        ------------
                           Total current assets         2,273,304.11

                      Property and equipment, net         382,043.00
                      Prepaid and other current
                      assets                              205,488.20
                                                        ------------
                           Total assets                 2,860,835.31 DM
                                                        ============


           LIABILITIES & STOCKHOLDERS' EQUITY
           ----------------------------------
                      Current liabilities:
                      Accounts payable                    929,165.61 DM
                      Accrued liabilities                 413,013.31
                      Other liabilities                    32,700.00
                                                        ------------
                           Total current liabilities    1,374,878.92


                      Long term debt                      843,864.60


                      Stockholders' Equity:
                      Capital stock                       50,000,000
                      Shareholder credit                  254,069.12
                      Retained earnings                   338,022.67
                                                        ------------
                           Total stockholders' equity     642,091.79

           Total liabilities and stockholders' equity   2,860,835.31 DM
                                                        ============

                              ROSCH GMBH MEDIZINTECHNIK
                               STATEMENT OF OPERATIONS
                              (VALUES IN DEUTSCHE MARKS)



                                                TWELVE MONTHS ENDED
                                                 DECEMBER 31, 1996
                                                -------------------

           Net sales                                   4,720,427.16 DM
           Cost of goods sold                          3,112,085.48
                                                       ------------
           Gross profit                                1,608,341.68

           Selling, general and administrative         1,604,227.87
                                                       ------------
                Total operating expense                1,604,227.87

           Earnings before interest and taxes              4,113.81

           Interest income/(expense)                      71,510.73
           Other income/(expense)                      (106,624.57)
           Taxes                                          12,673.60
                                                       ------------


           Earnings after taxes and interest              26,554.05 DM
                                                       ============

                                     Audit Report
                              Rosch GmbH Medizintechnik
                                   Berlin, Germany


          I have examined the Annual Report, the Accounts and the Administration by the General Manager for the period January 01, 1996 to December 31, 1996. The examination was carried out in accordance with generally accepted auditing standards.

          The Annual Report has been carried out in compliance with the U.S. generally accepted accounting principles.

          I recommend

          that the Income Statement and the Balance Sheet be adopted that the earnings be disposed of as proposed in the Report of the General Manager that the General Manager be discharged from liability for the fiscal year January 01, 1996 to December 31, 1996.

          Dessau, Germany, September 09, 1998



          Wilhelm T. J. Hagen

          [Seal of Wilhelm T. J. Hagen]

          (b) Pro forma Financial Statements (Company, Equidyne Systems, Incorporated and Dynamic Dental Systems, Inc.)


                  PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                     (UNAUDITED)


          The following unaudited historical and pro forma combined condensed balance sheet as of April 30, 1998 and the unaudited historical and combined condensed statements of earnings for the nine months ended April 30, 1998 and the year ended July 31, 1997 for the following companies: American Electromedics Corp., Equidyne Systems, Inc. and Dynamic Dental Systems, Inc. The pro forma combined condensed statements are presented under the purchase method of accounting for business combinations. The purchase method of accounting requires that all assets and liabilities be adjusted to their estimated fair market value as of the date of acquisition.

          The pro forma statements are provided for informational purposes only. The pro forma combined condensed statements of earnings are not necessarily indicative of actual results that would have been achieved had the acquisition been consummated at the beginning of the periods presented, and is not indicative of future results. The pro forma financial statements should be read in conjunction with the audited financial statements and the notes thereto of American Electromedics Corp., Equidyne Systems, Inc. and Dynamic Dental Systems, Inc.

                      PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                    APRIL 30, 1998
                                     (THOUSANDS)
                                     (UNAUDITED)

                                    HISTORICAL
                                     DYNAMIC   HISTORICAL
                       HISTORICAL     DENTAL    EQUIDYNE      PRO     (1)(3)PRO
                        AMERICAN     SYSTEMS,   SYSTEMS,     FORMA       FORMA
                      ELECTROMEDICS    INC.       INC.    ADJUSTMENTS  COMBINED
                      ------------- ---------- ---------- ----------- ---------
     ASSETS
     ------

     Cash                 $  111      $  52     $   22   $  (370)    $   (185)
     Accounts
      Receivable           1,242        100                             1,342
     Inventory, net
      of reserve           2,704        131                             2,835
     Prepaid & Other
      Current Assets         704                     2                    706
                          ------    -------     ------    ------      -------
     Total current
      assets               4,761        283         24      (370)       4,698

     Fixed Assets,
      net                    421          3         14                    438

     Goodwill and
      patents                849                           6,493        7,342
     Investment in
      Meditronic
      GmbH                   311                                          311
     Other Assets             21                                           21
                           -----      -----     ------    ------      -------
     Total Assets         $6,363       $286       $ 38    $6,123      $12,810
                          ======      =====     ======    ======      =======

     Liabilities and
     ---------------
     Stockholder's
     -------------
     Equity
     ------
     Accounts
      Payable             $  923       $182       $121                 $1,226
     Accrued
      Expenses and
      other current
      liabilities            469        193        159                    821
     Bank Line of
      Credit                 285         70          0                    355
     Current portion
      of LTD                 167                                          167
                           -----      -----      -----     -----        -----
     Total Current
      Liabilities          1,844        445        280                  2,569

     Long-Term Debt        1,118                   145   (2)(145)       1,118
     Other Non
      -Current
      Liabilities                                   12                     12

     Common Stock            566                   939      (804)         701
     Additional
      Paid-in
      -Capital             5,682                           5,575       11,257
     Retained
      Earnings
      (Deficit)           (2,752)      (159)    (1,338)    1,497       (2,752)
     Cumulative
      translation
      adjustment             (95)                                         (95)
                          ------     ------     ------     -----       ------
     Total
      Stockholder's
      Equity               3,401       (159)      (399)    6,268        9,111
                          ------     ------     ------     -----       ------

     Total
      Liabilities
      and
      Stockholder's
      Equity              $6,363       $286       $ 38    $6,123      $12,810
                          ======     ======     ======    ======      =======


          1. Pro forma numbers include the following companies: American Electromedics Corp. (the "Company"), Dynamic Dental Systems, Inc. ("Dynamic") and Equidyne Systems, Inc. ("Equidyne"). These combined numbers are presented as though Dynamic and Equidyne were acquired as of April 30, 1998.
          2.   Pay-off Equidyne notes payable at date of purchase.
          3. The pro forma information above includes the results of the Company, Dynamic and Equidyne combined with historical results, the effects of the purchase accounting allocations and adjustments to goodwill reflecting these changes. The pro forma combined balance sheet as at April 30, 1998 includes the estimated fair value of assets acquired and liabilities assumed in connection with the acquisitions of Dynamic and Equidyne. The excess of the purchase price over the fair value of all net assets acquired in 1998 was approximately $6.5 million and is being amortized over 15 years.

               The following is a breakdown of the pro forma combined goodwill at April 30, 1998:

          Goodwill as reported on
          Form 10-QSB at 04/30/98:   $849,000

          Dynamic Dental Systems, Inc.
          ----------------------------

          Purchase Price  $3,256,000  which consisted of $225,000 in cash and 750,000 shares of the Company's
                                      Common Stock, $.10 par value, at
                                      $4.00 per share, plus acquisition
                                      costs of $31,000.

          Net liabilities
            at 04/30/98      159,000
                            --------

          Balance at
           04/30/98:      $3,415,000



          Equidyne Systems, Inc.
          ----------------------

          Purchase price: $2,679,000  which consisted of 600,000 shares of the Company's Common Stock, $.10 par
                                      value, at $4.375 per share plus
                                      acquisitions costs of $54,000.

          Net liabilities
            at 04/30/98:     399,000
                          ----------

          Balance
           at 04/30/98:   $3,078,000
                          ----------

          Total Goodwill
           at 04/30/98:   $7,342,000
                          ==========

                 PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                           NINE MONTHS ENDED APRIL 30, 1998
                        (THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                     (UNAUDITED)

                     HISTORICAL  HISTORICAL HISTORICAL     PRO       (4)PRO
                      AMERICAN     DYNAMIC   EQUIDYNE     FORMA       FORMA
                   ELECTROMEDICS   DENTAL     SYSTEMS  ADJUSTMENTS  COMBINED
                   ------------- ---------- ---------- -----------  --------


         Net sales .   $  5,095      1,945    $    --    $    --   $  7,040
         Cost of
          good
          sold . . .      2,979      1,232         --         --      4,211
                       --------    -------    -------    -------     ------
         Gross
          profit . .      2,116        713         --         --      2,829

         Operating
          expense  .      2,637        716        138         --      3,491
         Amorti-
          zation
          of
          intan-
          gibles . .         --         --         --    (6) 325        325
                       --------    -------    -------    -------    -------
                          2,637        716        138        325      3,816
                       --------    -------    -------    -------    -------
         Operating
          (loss) . .       (521)        (3)      (138)      (325)      (987)


         Other
          income
         (expense) .       (224)        (2)        (1)     (5) 6       (221)
                       --------    -------    -------    -------   --------
         Income
         (loss)
          before
          provi-
          sion
          for
          income
          taxes  . .       (745)        (5)      (139)      (319)    (1,208)

         Provision
          for
          income
          taxes  . .         (2)        --         --         --         (2)
                       --------    -------    -------    -------    -------

         Net
          income
          (loss) . .   $   (747)    $   (5)   $  (139)   $  (319)   $(1,210)
                       ========    =======    =======     ======    =======

         Loss per
          share:
         Basic . . .    $  (.19)    $   --    $    --     $   --    $  (.23)
                       ========    =======    =======     ======    =======
         Diluted . .    $  (.19)    $   --    $    --     $   --    $  (.23)
                       ========    =======    =======     ======    =======

         Shares used to
          compute per
          share amounts:

         Basic . . .  4,002,804         --         --         --  5,352,804
                      =========    =======    =======     ======  =========
         Diluted . .  4,002,804         --         --         --  5,352,804
                      =========    =======    =======     ======  =========




          4. Pro forma numbers include the following companies: the Company, Dynamic and Equidyne. These combined numbers are presented as though Equidyne and Dynamic were combined as of August 1, 1997.
          5. Elimination of interest expense due to the assumed pay-off of notes payable on Equidyne as of August 1, 1997.
          6.        Nine months amortization of goodwill.

                 PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                               YEAR ENDED JULY 31, 1997
                        (THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                     (UNAUDITED)

                                      (10)                                (7)
                     HISTORICAL    HISTORICAL   HISTORICAL     PRO        PRO
                      AMERICAN       DYNAMIC     EQUIDYNE     FORMA      FORMA
                    ELECTROMEDICS    DENTAL      SYSTEMS   ADJUSTMENTS COMBINED
                    ------------- ------------  ---------- ----------- --------


     Net sales . .   $   2,309       $   329    $    --     $    --  $   2,638
     Cost of good
      sold . . . .       1,311           232         --          --      1,543
                      --------        ------    -------      ------     ------
     Gross profit          998            97         --          --      1,095

     Operating
      expense  . .       1,479            91         17          --      1,587
     Amortization
      of intangibles        49            --         --     (9) 433        482
                      --------        ------    -------      ------     ------
                         1,528            91         17         433      2,069

     Operating
      income
      (loss) . . .        (530)            6        (17)       (433)      (974)

     Undistributed
      earnings
      (loss) of
      affiliate  .         (57)           --         --          --        (57)
     Other income
      (expense)  .        (339)            2         (3)      (8) 3       (337)
                      --------        ------    -------      ------     ------
     Income (loss)
      before
      provision
      for income
      taxes  . . .        (926)            8        (20)       (430)    (1,368)

     Provision for
      income taxes          --            --         --          --         --
                      --------        ------    -------      ------     ------

     Net income
      (loss) . . .    $   (926)       $    8    $   (20)   $   (430)  $ (1,368)
                      ========        ======    =======     =======    =======

     Loss per share:
     Basic . . . .    $   (.37)       $   --    $    --    $     --   $   (.35)
                      ========        ======    =======      ======     ======
     Diluted . . .    $   (.37)       $   --    $    --    $     --   $   (.35)
                      ========        ======    =======      ======     ======

     Shares used to
      compute per share
      amounts:

     Basic . . . .   2,553,136            --         --          --  3,903,136
                     =========        ======    =======      ======  =========
     Diluted . . .   2,553,136            --         --          --  3,903,136
                     =========        ======    =======      ======  =========





          7. Pro forma numbers include the following companies: the Company, Dynamic and Equidyne. These combined numbers are presented as though Dynamic and Equidyne were acquired as of August 1, 1996.
          8. Elimination of interest expense due to the assumed pay-off of notes payable on Equidyne as of July 31, 1997.
          9.        Amortization of goodwill.
          10. Dynamic began operations on January 1, 1997. These amounts reflect seven months of activity.

                  PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                     (UNAUDITED)


          The following unaudited pro forma combined condensed balance sheet as of October 31, 1997 and the unaudited combined condensed statements of earnings for the three months ended October 31, 1997 and the year ended July 31, 1997 for the following companies: American Electromedics Corp. (the "Company") and Rosch GmbH Medizintechnik ("Rosch GmbH"). The pro forma combined condensed statements are presented under the purchase method of accounting for business combinations. The purchase method of accounting requires that all assets and liabilities be adjusted to their estimated fair market value as of the date of acquisition.

          The pro forma statements are provided for informational purposes only. The pro forma combined condensed statements of earnings are not necessarily indicative of actual results that would have been achieved had the acquisition been consummated at the beginning of the periods presented, and is not indicative of future results. The pro forma financial statements should be read in conjunction with the audited financial statements and the notes thereto of Rosch GmbH and the Company

                      PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                   OCTOBER 31, 1997
                                     (THOUSANDS)
                                     (UNAUDITED)


                                       Pro Forma
                                       American
                                     Electromedics  Pro Forma  Pro Forma
                                          (1)      Adjustments  Combined
                                     ------------- ----------- ---------

          ASSETS
          Current Assets:
          Cash and cash equivalents     $    239     $    --   $    239
          Accounts receivable . . .        1,291          --      1,291
          Inventories . . . . . . .        1,471          --      1,471
          Other current assets  . .          163          --        163
                                         -------     -------    -------
               Total current assets        3,164          --      3,164

          Depreciable assets, net .          263          --        263
          Intangible assets, net  .          871          --        871
          Other . . . . . . . . . .          532          --        532
                                         -------     -------    -------
               Total assets . . . .     $  4,830      $   --    $ 4,830
                                         =======     =======    =======

          LIABILITIES AND
          STOCKHOLDERS' EQUITY
          Current Liabilities:
          Accounts payable  . . . .     $  1,014       $  --   $  1,014
          Bank line of credit . . .          300          --        300
          Accrued liabilities . . .          514          --        514
          Current portion of long-
          term debt . . . . . . . .          152          --        152
                                         -------     -------    -------
               Total current
               liabilities  . . . .        1,980          --      1,980

          Long-term debt  . . . . .        1,590          --      1,590
          Other liabilities . . . .           --          --         --

          Stockholders' equity:
          Preferred stock   . . . .           --          --         --
          Common stock  . . . . . .          266          --        266
          Additional paid-in
           capital  . . . . . . . .        3,013          --      3,013
          Retained deficit  . . . .       (2,009)                (2,009)
          Foreign translation
           adjustment . . . . . . .          (10)         --        (10)
                                         -------     -------    -------
               Total stockholders'
                equity  . . . . . .        1,260          --      1,260
                                         -------     -------    -------

          Total liabilities and
           stockholders' equity . .     $  4,830     $    --   $  4,830
                                         =======     =======    =======

          (1) Pro forma numbers include the following companies: the Company and Rosch GmbH. These combined numbers are presented as though Rosch GmbH was acquired on October 31, 1997.

                 PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                         THREE MONTHS ENDED OCTOBER 31, 1997
                        (THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                     (UNAUDITED)


                                     Pro Forma
                                      American      Pro Forma   Pro Forma
                                  Electromedics(3) Adjustments  Combined
                                  ---------------- -----------  --------

          Net sales . . . . . .         $  1,830   $    --      $  1,830
          Cost of goods sold  .            1,058        --         1,058
                                        --------  --------      --------
                                             772        --           772

          Operating expense . .              687        --           687
          Amortization of
          intangibles . . . . .               16     (4) 7            23

          Operating income  . .               69         0            62

          Other income
           (expenses) . . . . .               (4)       --            (4)
                                        --------  --------      --------
          Income before
           provision for income
           taxes  . . . . . . .               65        (7)           58

          Provisions for income
           taxes  . . . . . . .               --        --            --
                                        --------  --------      --------

          Net income  . . . . .
                                         $    65    (4) (7)     $     58
                                        ========  ========      ========

          Earnings per share:
          Basic . . . . . . . .          $   .03        --      $    .03
                                        ========                ========
          Diluted . . . . . . .          $   .03        --      $    .03
                                        ========                ========

          Shares used to compute
           per share amounts:
          Basic . . . . . . . .        2,658,136        --     2,658,136
                                       =========               =========
          Diluted . . . . . . .        2,658,136        --     2,658,136
                                       =========               =========


          (3) Pro forma numbers include the following companies: the Company and Rosch GmbH. These combined numbers are presented as though Rosch GmbH was acquired on August 1, 1996.

          (4) Amortized three months of goodwill for investment in affiliate with the assumption that Rosch GmbH was owned at August 1, 1996.

                 PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                               YEAR ENDED JULY 31, 1997
                        (THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                     (UNAUDITED)


                                     Pro Forma                    Pro
                                      American      Pro Forma    Forma
                                  Electromedics(5) Adjustments Combined
                                  ---------------- ----------- --------

          Net sales . . . . . .     $   5,847     $    --    $   5,847
          Cost of goods sold  .         3,340          --        3,340
                                     --------    --------     --------
                                        2,507          --        2,507

          Operating expense . .         3,032          --        3,032
          Amortization of
           intangibles  . . . .            50     (6) (27)          77

          Operating income
           (loss) . . . . . . .          (575)          0         (602)

          Other income
           (expenses) . . . . .          (418)         --         (418)
                                     --------    --------     --------
          Loss before provision
           for income taxes . .          (993)        (27)      (1,020)

          Provisions for income
           taxes  . . . . . . .           (26)         --          (26)
                                     --------    --------     --------

          Net loss  . . . . . .     $  (1,019)     $  (27)   $  (1,046)
                                     ========   =========     ========

          Loss per share:
          Basic . . . . . . . .     $    (.39)         --    $    (.40)
                                    =========                =========
          Diluted . . . . . . .     $    (.39)         --    $    (.40)
                                    =========                =========

          Shares used to compute
           per share amounts:
          Basic . . . . . . . .     2,658,136          --    2,658,136
                                    =========                =========
          Diluted . . . . . . .     2,658,136          --    2,658,136
                                    =========                =========



          (5) Pro forma numbers for include the following companies: the Company and Rosch GmbH. These combined numbers are presented as though Rosch GmbH was acquired on August 1, 1996.

          (6) Amortized three months of goodwill for investment in affiliate with the assumption that Rosch GmbH was owned at August 1, 1996.


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

                                      SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             American Electromedics Corp.
                                             ----------------------------
                                                       (Registrant)



                                             By: /s/ Michael T. Pieniazek
                                                ---------------------------
                                                Michael T. Pieniazek
                                                President and Chief
                                                Financial Officer


          Dated:  January 20, 1999


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